Commitments, Contingent Liabilities And Liens	12 Months Ended
Dec. 31, 2012
Commitments, Contingent Liabilities And Liens [Abstract]
Commitments, Contingent Liabilities And Liens
Note 10 - Commitments, Contingent Liabilities and Liens

A.
The Company has several lease agreements for its facilities and car leasing that are accounted for as operating leases, the last of which will end by October 31, 2015, certain of   which have  extension options. In addition, the Company is engaged in long-term operating network contracts, the last of which will end by September 2019. The annual payments the Company is committed to pay over the next  five years and thereafter (including the options), as of December 31, 2012, are as follows:

2013	$41,973
2014	28,364
2015	20,127
2016	10,353
2017 and thereafter	7,981
$108,798

Operating lease expenses under long- term operating network contracts for the years ended December 31, 2010, 2011 and 2012 were $50,990, $58,601 and $57,314 respectively. Rental expenses under the lease agreements for the years ended December 31, 2010, 2011 and 2012, net of subleases, are $436, $625 and $439 respectively.

B.	As at balance sheet date the amounts of guarantees are as follows:

	December 31	December 31
	2011	2012

Guarantees provided by the banks to third parties	$2,671	$2,426

The guarantees were granted to third parties (vendors) to secure the Company's performance under such contracts (broadcasting services and leases). Guarantees were provided for periods between one to five years and are renewed each year according to the vendor's contract terms and conditions.  The  guarantees may be exercised by the third party at any time, subject to the terms in the contracts between the Company and the third party.

C.
The Company has two lines of credit provided to it by Bank Igud (approximately $2.7 million) and Bank Leumi (approximately $1.3 million). From time to time the Company uses its lines of  credit to provide guarantees required under its long term contracts with its suppliers. The commitment fees ranges between 0.05%-0.1% from the total line of credit for each year. The Banks are allowed to cancel or change the line of credit with 30 days notice.

D.	Long term land lease prepaid expenses includes prepaid expenses in two sites in Israel.

On March 11, 2007, the Israel Land Administration (ILA), authorized to allocate the Company a parcel of land of approximately 538,200 square feet near Galon, Israel. In May 2007, the Company and the ILA entered into a development agreement pursuant to which the Company undertook to commence building a teleport on the site within eighteen months as of the date the approval of the allocation of the land, and to finish the building by no later than April 1, 2010. As part of this agreement, the Company paid $1,121 for the land lease.

Contingent upon the Company complying with the terms of the development agreement, the ILA shall, upon completion of the building, enter into a lease agreement with the Company for a term of 49 years effectively starting from the date the Company and the ILA entered into a development agreement, with an extension option of an additional 49 years, as of the date of the approval of the allocation of the land. The Company has not yet commenced to develop the site, and has informed the ILA of the delay due to delays in obtaining building permits from the regional Building Zoning Committee. Cancelation of the development agreement may result in refund of the fees paid for the land less a 15% termination fee and 6% per annum fee. In the opinion of the Company, there is a remote chance that the ILA will cancel the allocation of the land to the Company.

E.
The construction and operation of the Re'em teleport site and the Emek Ha'ela teleport site require building permits from local and regional zoning authorities, which are granted for limited periods and are subject to renewal from time to time. The building permit for the Company's Re'em teleport site expires on December 31, 2013 subject to certain terms (actual permit was not yet received).

In addition on November 14, 2010, the Company received an indictment filed by the Shikmim Regional Building and Zoning Committee with the Ashkelon Magistrate Court in Israel for allegedly using, building and erecting structures and antennas at the Re'em Teleport, without proper permits. On June 20, 2012, the Ashkelon Magistrate Court approved a settlement between the Company and the Shikmim Regional Building and Zoning Committee pursuant to which the Company agreed to pay a fine of NIS160 (approximately $41.5), and the Shikmim Regional Building and Zoning Committee agreed to extend the term of the Company's special permit to operate the Re'em Teleport until December 31, 2013. The fine was paid on June 30, 2012.

F.
On March 15, 2006, the Company signed an agreement with the CEO's wholly-owned company (hereinafter "Mr. Rivel's company")  regarding his compensation for management services. On November 28, 2011 the Company announced that its Chief Executive Officer,Mr. David Rivel, would retire on June 30, 2012. Mr. Rivel's previous contract with the Company, which was expired on December 31, 2011, was extended until June 30, 2012 to ensure a seamless transition. During this period Mr. Rivel assisted the Company's Board of Directors in selecting and appointing a new CEO. After said date, Mr. Rivel will remain as an advisor to the Company and a member of the Company's Board of Directors. The Company has also agreed with Mr. Rivel that following the expiration or termination of the agreement with Mr. Rivel's company during 2012 for any reason other than as a result of Mr. Rivel's death, the Company will pay Mr. Rivel, in consideration for a non-competition undertaking on his part for a period of 24 months, $650 to be paid on a quarterly basis. In December 2011, the Company entered into a consulting agreement with  Mr. Rivel's company, whereby upon termination of the services agreement and the retirement of Mr. Rivel from serving as the Company's Chief Executive Officer on June 30, 2012, the Company may continue to benefit from Mr. Rivel's experience and capabilities.  Pursuant to the consulting agreement, Mr. Rivel's company will provide consulting services to the Company, as requested and directed from time to time by the company's Chairman of the board of directors and the successor Chief Executive Officer then in office.  The agreement shall extend for a period of two years from July 1, 2012 through June 30, 2014.  In consideration for the services, the Company will pay  Mr. Rivel's company an annual fee of $60 plus VAT, payable in four equal quarterly installments per year, and reimburse Mr. Rivel's company for certain car expenses incurred by Mr. Rivel not to exceed NIS 17.5 plus VAT per month until February 2013.

As a result, the remaining contractual term of the options granted to the CEO was extended until December 31, 2012. As of December 31, 2012 the options were expired.

Pursuant to a finder's agreement the Company entered with Mr. Rivel's company in September 2012, as amended in January 2013, Mr. Rivel's company is entitled to a success fee relating to new customers entering into contracts during the term of the agreement which entitles the Company to receive revenue in excess of $120,000 on an annual basis. Mr. Rivel's company is not entitled in any event to any fee or other compensation relating to maintaining relationships with then current customers and/or new agreements with then current customers. The success fee will equal 5% of the actual consideration received by the company during the initial term of the relevant customer agreement. The agreement extends for a period of two years from July 1, 2012 through June 30, 2014.

G.
On December 11, 2012, Marbella Equities, LLC ("Marbella") filed a demand for arbitration against Sm2 Sports & Media Solutions, LLC ("Sm2") and against the Company's subsidiary, RRsat America - Global Communications Network Inc. ("RRsat America"). Marbella is seeking $300 due to an alleged breach of a financial services agreement between Marbella and Sm2. On December 21, 2012, RRsat America filed a motion to dismiss the demand for arbitration filed against it because RRsat America is not party to such financial services agreement between Marbella and Sm2, and, further, RRsat America merely acquired certain assets of Sm2 but did not acquire any ownership interest in Sm2.  The parties are awaiting decision of the arbitrator on the motion to dismiss.Accordingly, no provision has been included in the company financial statements.